                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  9
Statement of Operations.......................... 10
Statement of Changes in Net Assets............... 11
Financial Highlights............................. 12
Notes to Financial Statements.................... 13
Report of Independent Accountants................ 17
Dividend Reinvestment Plan....................... 18

VOQ ANR 10/97

                             LETTER TO SHAREHOLDERS
September 25, 1997

Dear Shareholder,
    As you know, Van Kampen American
Capital was acquired by Morgan Stanley
Group Inc., paving the way for the
development of a prominent global
financial services company. More
recently, Morgan Stanley Group Inc. and
Dean Witter, Discover & Co. agreed to                  [PHOTO]
merge. The merger was completed on May
31, 1997, creating the combined company
of Morgan Stanley, Dean Witter,            DENNIS J. MCDONNELL AND DON G. POWELL
Discover & Co. This preeminent global
financial services firm boasts a market
capitalization of approximately $34 billion and leading market positions in securities, asset management, and credit services. Additionally, I am very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley, Dean Witter, Discover & Co. will continue to work to the benefit of our fund shareholders as we move into the next century.

ECONOMIC REVIEW
    Stability and growth continued to characterize the U.S. economic environment during the past 12 months. In the first quarter of 1997, the economy accelerated at its fastest pace since 1987. Consumer confidence remained high, and unemployment fell to 4.9 percent at the end of August, one of the lowest levels since 1973.
    Despite this vigorous pace of economic growth, there were few signs of inflation. Wholesale prices fell during each of the first seven months of 1997, while at the consumer level, prices rose by a mere 2.2 percent during the 12 months through August. The strength of the U.S. dollar also helped curb inflation by making imported goods less costly.
    Meanwhile, on the state level, Ohio is economically stable. While the state's employment growth has slowed below the national average, the state continued to experience robust growth in retail trade and services. During Ohio's prolonged economic recovery, the state has replenished budget reserves to very healthy levels.

MARKET REVIEW
    The bond market responded positively during most of the reporting period. The rally that began in May of 1996 continued through year end. This situation, however, reversed in early 1997. With the economy picking up speed and cautionary remarks by Federal Reserve Chairman Alan Greenspan about tighter monetary policy, inflationary fears were ignited and interest rates began to rise. When the Fed raised short-term interest rates by a modest 0.25 percent in March, interest rates peaked and then began to decline in April as inflationary fears abated.
                                                           Continued on page two

    During the reporting period, tax-exempt interest rates declined overall. On August 31, 1997, 30-year AAA-rated municipal securities offered a tax-exempt yield of 5.30 percent, compared to 5.71 percent one year ago. In comparison, the 30-year Treasury bond yielded 6.61 percent as of August 31, 1997, versus 7.11 percent as of August 31, 1996. The ratio of municipal yields to Treasury yields remained at an attractive level during the period despite a slight drop from
80.3 percent on August 31, 1996, to 80.2 percent on August 31, 1997.
    The most significant trend in the municipal market has been the increasing number of insured AAA-rated bonds that are coming to market. Credit spreads have narrowed dramatically due to an 18.1 percent increase in new insured bond issuance during the first eight months of 1997. Year to date issuance in Ohio totaled $3.9 billion, almost 6.9 percent over the same period last year.

TRUST STRATEGY
We employed the following strategies to manage the portfolio during the 12 month period:
- We increased our holdings of AAA-rated securities from 54.9 percent of total long-term investments to 59.4 percent. The high percentage of insured issuance coming to market has compressed yield spreads, making AAA-rated yields more attractive. Approximately 12 percent of the Trust's long-term investments are non-rated (with an internal investment grade rating, as rated by our analysts, at the time of purchase). Allocating assets at both ends of the investment grade spectrum should help to reduce the volatility associated with interest rate movements. Securities rated AAA provide safety of principal and total return opportunities, and lower-rated securities provide the potential for a higher degree of income and generally exhibit less price movement when interest rates change.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
   as of August 31, 1997*

AAA....................  59.4%
AA.....................   2.5%
A......................  18.5%
BBB....................   7.4%
Non-Rated..............  12.2%


*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

- We continued to seek non-rated offerings that enhance the Trust's dividend-paying ability. While credits that meet our rigid research criteria are often difficult to find, we were able to identify several opportunities that we believe have strong upside potential. We acquired non-rated positions in Cuyahoga County Health Care (Judson Retirement Village), Lorain County Hospital bonds (Elyria United Methodist), and Lucas

                                                         Continued on page three

    County Health Facilities (Ohio Presbyterian). The acquisition yield on these bonds ranged from 7.35 percent to 6.82 percent.
- We adjusted the portfolio's duration to 5.45 years on August 31, 1997, based on our interest rate outlook. Duration, expressed in years, is a measurement of the Trust's volatility to interest rate movements. Portfolios with shorter durations have tended to perform better when interest rates rise, while funds with longer durations have tended to outperform when interest rates decline. In anticipation that the Fed would raise rates in March, we shortened the duration. When rates declined after the March up-tick, we lengthened the duration. Our interest rate outlook at the end of the reporting period moved to a more neutral stance.
- We focused on extending the call protection of the portfolio. By purchasing securities with longer calls and selling existing positions with shorter call features, we continued to minimize reinvestment risk. Given the current embedded gains in many existing positions and the relatively low yields available in the current market, this will be an ongoing process as we try to avoid capital gains and protect the Trust's dividend-paying ability.

    The Trust also benefited from the pre-refunding of our $7.25 million holdings in Cincinnati and Hamilton County Port Authority Industrial Development bonds backed by Allright Parking. The substantial increase in price as a result of this pre-refunding helped boost the Trust's performance.

[DISTRIBUTION HISTORY GRAPH]

Twelve-month Distribution History
For the Period Ended August 31, 1997

Distribution per Common Share

                   Sep      Oct       Nov       Dec       Jan       Feb       Mar       Apr       May       Jun       Jul      Aug
                  1996     1996      1996      1996      1997      1997      1997      1997      1997      1997      1997     1997
Capital Gains                                 $.1235
Dividends        $.0840   $.0840    $.0840              $.0840    $.0840    $.0840    $.0840    $.0840    $.0840    $.0840   $.0840

The dividend and capital gains history represents past performance of the Trust and does not predict the Trust's future distributions.

PERFORMANCE SUMMARY
    The Van Kampen American Capital Ohio Quality Municipal Trust continued its positive performance during the fiscal year. For the year ended August 31, 1997, the Trust generated a total return at market price of 9.55 percent(1), including reinvestment of income dividends totaling $1.008 per common share and capital gain dividends totaling $0.0395 per common share. The Trust offered a tax-exempt distribution rate of 5.93 percent(3), based on the closing common stock price of $17.00 per share on August 31, 1997.

                                                          Continued on page four

Because income from the Trust is exempt from federal and Ohio state income tax, this distribution rate represents a yield equivalent to a taxable investment earning 9.97 percent(4) (for investors in the 40.5 percent combined federal and state income tax bracket). At the end of the reporting period, the closing share price of the Trust traded at a 1.33 percent discount to its net asset value of $17.23.

TOP 5 PORTFOLIO INDUSTRY HOLDINGS BY SECTOR*

                                                                AS OF
                                                            AUGUST 31, 1997
    Health Care.............................................    26.9%
    General Purpose.........................................    13.8%
    Industrial Revenue......................................    12.0%
    Single-Family Housing...................................     9.7%
    Retail Electric/Gas/Telephone...........................     9.2%

*As a Percentage of Long-Term Investments

OUTLOOK

    We expect the pace of economic activity for the remainder of 1997 to accelerate modestly from the relatively pedestrian rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. However, our long-term interest rate outlook remains bullish.

    We believe the Trust is positioned to perform well and do not anticipate making major changes to the structure of the portfolio. Our portfolio management team continues to seek a balance between the Trust's total return and its dividend income, as well as add value through security selection. The Trust continues to benefit from its leveraged capital structure, which provides common shareholders with above-market levels of dividend income. It should be noted, however, that a significant rise in short-term interest rates would have an unfavorable effect on the dividend-paying ability of the common shares, and would also negatively impact the price.

    We encourage investors to take this opportunity to consider how their investments are currently dividend among the three major asset classes of stocks, bonds, and cash. Uneven moves in the various markets can distort a carefully planned investment program. We encourage you to review your portfolio with an eye toward correcting imbalances in the way assets have grown to be allocated.

    Once again, we value your continued confidence in your Van Kampen American Capital investments and the team who manages your Trust.

Sincerely,

[Sig]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[Sig]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

            PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1997

            VAN KAMPEN AMERICAN CAPITAL OHIO QUALITY MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL - VOQ)

 COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1).............    9.55%
One-year total return based on NAV(2)......................   10.70%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)...................................................    5.93%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)......................................    9.97%

 SHARE VALUATIONS

Net asset value............................................  $ 17.23
Closing common stock price.................................  $ 17.00
One-year high common stock price (07/14/97)................  $18.375
One-year low common stock price (09/24/96).................  $16.375
Preferred share rate(5)....................................   3.490%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 40.5% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                     Description                           Coupon    Maturity       Market Value
-----------------------------------------------------------------------------------------------------
                MUNICIPAL BONDS
                OHIO   84.1%
$       2,750   Akron, OH Wtrwrks Rev Mtg (Prerefunded @
                03/01/01) (AMBAC Insd)........................   6.550%   03/01/12      $  2,999,947
        2,100   Alliance, OH Swr Sys Rev Rfdg (AMBAC Insd)....   6.000    10/15/10         2,244,312
          500   Athens Cnty, OH Cmnty Mental Hlth Rev West
                Cent Proj Ser 1...............................   6.900    06/01/10           535,080
          650   Brecksville Broadview Heights, OH City Sch
                Dist (FGIC Insd)..............................   5.250    12/01/21           631,709
        2,500   Carroll Cnty, OH Hosp Impt Rev Timken Mercy
                Med Cent (Prerefunded @ 12/01/01).............   7.125    12/01/18         2,810,875
        3,250   Cincinnati & Hamilton Cnty, OH Port Auth Indl
                Dev Rev Convention Garage Rfdg (Prerefunded @
                12/01/02).....................................   7.450    06/01/10         3,761,160
        4,000   Cincinnati & Hamilton Cnty, OH Port Auth Indl
                Dev Rev Sixth Street Garage Rfdg (Prerefunded
                @ 12/01/02)...................................   7.450    06/01/10         4,629,120
        2,500   Cleveland, OH Arpt Sys Rev Ser A (MBIA
                Insd).........................................   7.375    01/01/10         2,693,550
          500   Cleveland, OH Ctfs Partn Cleveland Stad Proj
                (AMBAC Insd)..................................   5.250    11/15/22           483,015
          500   Cleveland, OH Pub Pwr Sys Rev Impt 1st Mtg Ser
                A (MBIA Insd).................................   7.000    11/15/17           554,085
        1,000   Cleveland, OH Pub Pwr Sys Rev Impt 1st Mtg Ser
                B Rfdg (MBIA Insd)............................   7.000    11/15/17         1,108,170
        1,000   Cuyahoga Cnty, OH Hlthcare Fac Rev Judson
                Retirement Cmnty Ser A Rfdg...................   7.250    11/15/18         1,038,740
          500   Cuyahoga Cnty, OH Hosp Rev Hlth Cleveland
                Fairview Genl Hosp & Lutheran Med Cent........   6.300    08/15/15           532,055
        1,000   Cuyahoga Cnty, OH Hosp Rev Meridia Hlth Sys...   7.000    08/15/09         1,083,730
        3,000   Cuyahoga Cnty, OH Hosp Rev Meridia Hlth Sys...   7.000    08/15/23         3,229,860
        3,000   Erie Cnty, OH Hosp Impt Rev Firelands Cmnty
                Hosp Proj Rfdg................................   6.750    01/01/08         3,254,340
        4,000   Erie Cnty, OH Hosp Impt Rev Firelands Cmnty
                Hosp Proj Rfdg................................   6.750    01/01/15         4,321,200
          500   Fairfield, OH City Sch Dist (FGIC Insd).......   7.100    12/01/08           586,210
          500   Finneytown, OH Local Sch Dist (FGIC Insd).....   6.200    12/01/17           558,085
        2,500   Franklin Cnty, OH Convention Fac Auth Tax &
                Lease Rev Antic Bonds Rfdg (MBIA Insd)........   5.800    12/01/13         2,587,950
        7,500   Gateway Econ Dev Corp Gtr Cleveland, OH Excise
                Tax Rev Sr Lien Ser A (FSA Insd)..............   6.875    09/01/05         8,190,750
        1,000   Gateway Econ Dev Corp Gtr Cleveland, OH
                Stadium Rev...................................   6.500    09/15/14         1,031,180
        3,000   Hamilton Cnty, OH Hlth Sys Rev Providence Hosp
                Franciscan Rfdg...............................   6.875    07/01/15         3,190,680
        1,000   Lorain Cnty, OH Hosp Rev Mtg Elyria United
                Methodist Rfdg................................   6.875    06/01/22         1,057,110
        2,000   Lorain, OH Hosp Impt Rev Lakeland Cmnty Hosp
                Inc...........................................   6.500    11/15/12         2,208,920
        1,500   Lucas Cnty, OH Hlth Fac Rev Ohio Presbyterian
                Ser A Rfdg....................................   6.750    07/01/20         1,568,055
        1,400   Mahoning Cnty, OH Hosp Fac Rev YHA Inc Proj
                Ser A Rfdg (MBIA Insd)........................   7.000    10/15/08         1,525,314

                                               See Notes to Financial Statements

                                August 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                     Description                             Coupon  Maturity      Market Value
----------------------------------------------------------------------------------------------------
                OHIO (CONTINUED)
$       1,000   Middleburg Heights, OH Southwest Genl Hlth
                Cent
                (FSA Insd)....................................   5.625%   08/15/15      $  1,027,330
        3,465   Ohio Hsg Fin Agy Mtg Rev Residential Ser A2
                (GNMA Collateralized).........................   6.625    03/01/26         3,653,496
        5,550   Ohio Hsg Fin Agy Single Family Mtg Rev........       *    01/15/15         2,170,938
        5,850   Ohio Hsg Fin Agy Single Family Mtg Rev
                (Prerefunded @ 07/15/14)......................       *    01/15/15         2,254,765
        1,380   Ohio Hsg Fin Agy Single Family Mtg Rev Ser A
                (GNMA Collateralized).........................   7.650    03/01/29         1,450,946
          730   Ohio Hsg Fin Agy Single Family Mtg Rev Ser B
                (GNMA Collateralized).........................   8.100    12/15/08           768,062
        2,350   Ohio St Air Quality Dev Auth Rev Ashland Oil
                Inc Proj Rfdg.................................   6.850    04/01/10         2,479,015
        2,000   Ohio St Bldg Auth St Fac James Rhodes Ser A
                Rfdg..........................................   6.250    06/01/11         2,112,740
        1,230   Ohio St Dept of Tran Ctfs Partn Panhandle Rail
                Line Proj (FSA Insd)..........................   6.500    04/15/12         1,340,885
          645   Ohio St Econ Dev Rev OH Enterprise Brd Fd Ser
                9.............................................   7.625    12/01/11           708,732
        3,000   Ohio St Univ Rev Genl Rcpts (Prerefunded @
                12/01/98).....................................   7.150    12/01/09         3,172,140
        1,500   Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev Wtr
                Ctl Ln Fd St Match (MBIA Insd)................   6.000    12/01/11         1,571,385
        1,000   Pike Cnty, OH Hlthcare Fac Rev Rfdg...........   6.750    06/01/17         1,021,980
        1,650   Toledo-Lucas Cnty, OH Port Auth Port Rev Fac
                Cargill Inc Proj Rfdg.........................   7.250    03/01/22         1,843,892
        3,000   University of Cincinnati, OH Genl Rcpts Ser II
                (Prerefunded @ 06/01/99)......................   7.100    06/01/10         3,210,000
        3,000   Westerville, OH Minerva Park & Blendon Jt Twp
                Hosp Dist Rev Saint Anns Hosp Ser B Rfdg
                (AMBAC Insd)..................................   6.800    09/15/06         3,354,000
                                                                                        ------------
                                                                                          90,555,508
                                                                                        ------------
                GUAM  1.0%
        1,000   Guam Arpt Auth Rev Ser B......................   6.700    10/01/23         1,069,250
                                                                                        ------------
                PUERTO RICO  11.5%
        5,000   Puerto Rico Comwlth Pub Impt Rfdg.............   3.000    07/01/06         4,305,350
        1,815   Puerto Rico Elec Pwr Auth Pwr Rev Ser P
                (Prerefunded @ 07/01/01)......................   7.000    07/01/11         2,025,976
        4,500   Puerto Rico Elec Pwr Auth Pwr Rev Ser P
                (Prerefunded @ 07/01/01)......................   7.000    07/01/21         5,023,080
        1,000   Puerto Rico Elec Pwr Auth Pwr Rev Ser T.......   6.375    07/01/24         1,089,350
                                                                                        ------------
                                                                                          12,443,756
                                                                                        ------------

                                               See Notes to Financial Statements

                                August 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                     Description                            Coupon   Maturity      Market Value
----------------------------------------------------------------------------------------------------
                U. S. VIRGIN ISLANDS  2.1%
$       2,000   Virgin Islands Pub Fin Auth Rev Matching Fd Ln
                Nts Ser A Rfdg................................   7.250%   10/01/18      $  2,226,200
                                                                                        ------------
TOTAL INVESTMENTS  98.7%
  (Cost $96,816,586)..............................................................       106,294,714

OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%.......................................         1,416,942
                                                                                        ------------
NET ASSETS  100.0%................................................................      $107,711,656
                                                                                        ============

 * Zero coupon bond

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $96,816,586)........................    $106,294,714
Receivables:
  Interest..................................................       1,830,196
  Investments Sold..........................................          10,203
Other.......................................................             785
                                                                ------------
      Total Assets..........................................     108,135,898
                                                                ------------
LIABILITIES:
Payables:
  Custodian Bank............................................         126,364
  Investment Advisory Fee...................................          64,191
  Income Distributions - Common and Preferred Shares........          51,954
  Administrative Fee........................................          18,340
  Affiliates................................................           5,435
Accrued Expenses............................................          87,150
Deferred Compensation and Retirement Plans..................          70,808
                                                                ------------
      Total Liabilities.....................................         424,242
                                                                ------------
NET ASSETS..................................................    $107,711,656
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 700 issued with liquidation preference of $50,000
  per share)................................................    $ 35,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,220,349 shares issued and
  outstanding)..............................................          42,203
Paid in Surplus.............................................      62,304,602
Net Unrealized Appreciation.................................       9,478,128
Accumulated Undistributed Net Investment Income.............         763,488
Accumulated Net Realized Gain...............................         123,235
                                                                ------------
      Net Assets Applicable to Common Shares................    $ 72,711,656
                                                                ------------
NET ASSETS..................................................    $107,711,656
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($72,711,656 divided by
  4,220,349 shares outstanding).............................    $      17.23
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 6,656,932
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        745,422
Administrative Fee..........................................        212,963
Preferred Share Maintenance.................................        102,109
Trustees Fees and Expenses..................................         29,405
Legal.......................................................         13,600
Custody.....................................................          7,465
Amortization of Organizational Costs........................            427
Other.......................................................        160,333
                                                                -----------
    Total Expenses..........................................      1,271,724
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 5,385,208
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $   123,232
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      6,507,369
  End of the Period.........................................      9,478,128
                                                                -----------
Net Unrealized Appreciation During the Period...............      2,970,759
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 3,093,991
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 8,479,199
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Years Ended August 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                           Year Ended          Year Ended
                                                         August 31, 1997     August 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................      $  5,385,208       $  5,321,227
Net Realized Gain......................................           123,232            245,266
Net Unrealized Appreciation/Depreciation During the
  Period...............................................         2,970,759           (250,268)
                                                             ------------       ------------
Change in Net Assets from Operations...................         8,479,199          5,316,225
                                                             ------------       ------------
Distributions from Net Investment Income:
  Common Shares........................................        (4,245,209)        (4,230,058)
  Preferred Shares.....................................        (1,174,847)        (1,269,921)
                                                             ------------       ------------
                                                               (5,420,056)        (5,499,979)
                                                             ------------       ------------

Distributions from Net Realized Gain:
  Common Shares........................................          (166,218)               -0-
  Preferred Shares.....................................           (51,734)               -0-
                                                             ------------       ------------
                                                                 (217,952)               -0-
                                                             ------------       ------------
Total Distributions....................................        (5,638,008)        (5,499,979)
                                                             ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....         2,841,191           (183,754)
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment.........................................           213,622            245,726
                                                             ------------       ------------
TOTAL INCREASE IN NET ASSETS...........................         3,054,813             61,972
NET ASSETS:
Beginning of the Period................................       104,656,843        104,594,871
                                                             ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $763,488 and 797,667,
  respectively)........................................      $107,711,656       $104,656,843
                                                             ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                    September 27, 1991
                                                                                      (Commencement
                                                 Year Ended August 31                 of Investment
                               ----------------------------------------------------   Operations) to
                                   1997        1996      1995      1994      1993    August 31, 1992
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 the Period (a)...............      $16.554   $16.598   $16.239   $17.445   $15.988            $14.748
                                    -------   -------   -------   -------   -------            -------
 Net Investment Income........        1.278     1.267     1.275     1.290     1.291              1.006
 Net Realized and Unrealized
   Gain/Loss..................         .735       -0-      .397    (1.195)    1.442              1.175
                                    -------   -------   -------   -------   -------            -------
Total from Investment
 Operations...................        2.013     1.267     1.672      .095     2.733              2.181
                                    -------   -------   -------   -------   -------            -------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common
     Shareholders.............        1.008     1.008      .984      .984      .983               .731
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders...         .278      .303      .329      .208      .201               .210
 Distributions from Net
   Realized Gain
   Paid to Common
     Shareholders.............         .040       -0-       -0-      .091      .072                -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders...         .012       -0-       -0-      .018      .020                -0-
                                    -------   -------   -------   -------   -------            -------
Total Distributions...........        1.338     1.311     1.313     1.301     1.276               .941
                                    -------   -------   -------   -------   -------            -------
Net Asset Value, End of the
 Period.......................      $17.229   $16.554   $16.598   $16.239   $17.445            $15.988
                                    =======   =======   =======   =======   =======            =======
Market Price Per Share at End
 of the Period................      $17.000   $16.500   $15.875   $15.750   $17.250            $16.250
Total Investment Return at
 Market Price (b).............        9.55%    10.47%     7.34%    (2.54%)   13.17%             13.59%*
Total Return at Net Asset
 Value (c)....................       10.70%     5.85%     8.74%    (0.79%)   16.26%             11.78%*
Net Assets at End of the
 Period (In millions).........      $ 107.7   $ 104.7   $ 104.6   $ 103.0   $ 108.1            $ 101.8
Ratio of Expenses to Average
 Net Assets Applicable to
 Common Shares................        1.78%     1.80%     1.81%     1.82%     1.72%              1.79%
Ratio of Expenses to Average
 Net Assets...................        1.19%     1.20%     1.19%     1.22%     1.14%              1.22%
Ratio of Net Investment Income
 to Average Net Assets
 Applicable to Common Shares
 (d)..........................        5.89%     5.75%     6.00%     6.39%     6.61%              5.83%
Portfolio Turnover............           7%        6%       24%        0%       18%                43%*

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.252 per share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in the value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Ohio Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Ohio income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Ohio municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At August 31, 1997, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                August 31, 1997
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Fund reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $30,000. These costs were amortized on a straight line basis over the 60 month period ended September 26, 1996.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At August 31, 1997, for federal income tax purposes, cost of long-term investments is $96,816,586; the aggregate gross unrealized appreciation is $9,478,128 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation on investments of $9,478,128.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Permanent book and tax basis differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $669 have been reclassified from accumulated undistributed net investment income to paid in surplus.

    For the year ended August 31, 1997, 100% of the income distributions made by the Trust were exempt from federal income taxes. Additionally, during the period, the Trust paid long-term capital gains of $67,489. In January, 1998, the Trust will provide tax information to the shareholders for the 1997 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

                                August 31, 1997
--------------------------------------------------------------------------------

    For the year ended August 31, 1997, the Trust recognized expenses of approximately $5,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended August 31, 1997, the Trust recognized expenses of approximately $49,500 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustee's annual retainer fee, which is currently $2,500.

3. CAPITAL TRANSACTIONS

At August 31, 1997 and August 31, 1996, paid in surplus related to common shares aggregated $62,304,602 and $62,091,774, respectively.
    Transactions in common shares were as follows:

                                              YEAR ENDED            YEAR ENDED
                                           AUGUST 31, 1997     AUGUST 31, 1996
------------------------------------------------------------------------------
Beginning Shares.......................           4,207,788          4,192,971
Shares Issued Through Dividend
  Reinvestment.........................              12,561             14,817
                                                  ---------          ---------
Ending Shares..........................           4,220,349          4,207,788
                                                  =========          =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $7,411,340 and $7,721,526, respectively.

5. PREFERRED SHARES

The Trust has outstanding 700 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on August 31, 1997 was 3.490%. During the year ended August 31, 1997, the rates ranged from 3.250% to 3.775%.

                                August 31, 1997
--------------------------------------------------------------------------------

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Ohio Quality Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Ohio Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Ohio Quality Municipal Trust as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Chicago, Illinois
October 8, 1997

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American
   Capital funds or Morgan Stanley retail funds.

            VAN KAMPEN AMERICAN CAPITAL OHIO QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

SM denotes a service mark of
   Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees and the selection of independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 4,971,399 shares voted for the proposal, 66,440 shares voted against, 86,260 shares abstained and 0 shares represented broker non-votes. With regard to the election of Rod Dammeyer as elected trustee by the preferred shareholders of the Trust, 595 shares voted in his favor and 0 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee by the common share-holders of the Trust, 5,054,837 shares voted in his favor and 68,668 shares withheld. The other trustees of the Trust whose terms did not expire in 1997 are Dennis J. McDonnell, Theodore A. Myers, Hugo Sonnenschein, David C. Arch and Howard J Kerr. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 5,057,104 shares voted in favor of the proposal, 28,369 shares voted against, 38,626 shares abstained and 0 shares represented broker non-votes.